                           ----------------------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                           ----------------------------

-------------------------------------------------------------------------------

1ST QUARTER REPORT
March 31, 2000

To Our Shareholders:                                               May 19, 2000


         For the three month period ended March 31, Mairs and Power Growth Fund produced a return of 0.6% compared with returns of 2.3% for the Standard & Poor's 500 and -4.7% for the Dow Jones Industrial Average. However, the stock market has undergone significant change in April and May with investor interest moving away from technology to many broader areas that had become undervalued in previous months. This rotation has particularly benefitted our portfolio and as of this date (May 19), our Fund measures a year-to-date return of 7.7% compared with negative returns for both the S&P 500 (-4.7%) and the DJIA (-7.6%). As we have written in our previous reports, we believe that technology is having a profound effect on the U.S. economy and that all of our portfolio companies must be active participants in the transformation. We also believe that there is as much money to be made from the application of technology as there is from its development and we give thoughtful consideration to both aspects.

         The U.S. economy has entered its 10th year of expansion, the longest period on record. Gross Domestic Product rose at a 5.4% annual rate during the first quarter and unemployment has declined to 3.9%, the lowest level in 30 years. The economy's growth rate has exceeded 5% in each of the last three quarters, the first time that has happened since 1983-84. The Federal Reserve believes that growth rates in excess of 4% may generate inflationary pressures and therefore has taken action on six separate occasions during the past twelve months to raise short term interest rates. These moves are aimed at containing inflation by raising the cost of consumer loans, mortgages and business borrowing as a way of slowing spending. The most recent action (May 16) raised the overnight bank lending rate to 6.5%, the highest level in nine years, followed by a cautionary statement suggesting the possibility of additional increases in coming months. We believe that the Fed actions are clearly intended to prolong the expansion rather than curtail it and therefore have positive long-term implications for the financial markets.

         Corporate earnings are the primary determinant of stock prices and the trend continues to be very strong. Earnings for the first quarter increased about 20% over the lackluster year-earlier period. While increases will moderate from that level, the prospects for the balance of the year are very favorable and operating earnings for the S&P 500 are forecast to rise about 10% with a further increase in the following year. The market volatility of the past two years has been discomforting to many investors and therefore we would counsel shareholders to concentrate on long-term prospects. We believe that U.S. corporations have sharpened their competitive edge in recent years and are well prepared to continue their dominance in many World markets. While the business cycle has not been repealed, much has been learned about moderating its severity. We find many stocks attractively valued at the present time, which is our basis for expecting higher valuations over the balance of the year.

         At the April 14, 2000 meeting of the Board of Directors, Norbert J. Conzemius was appointed to the Board. Mr. Conzemius (58) was a career employee of U.S. Bancorp. where he held a number of senior level management positions including the presidency of a trust company subsidiary. This action expands our Board to seven members, four of whom are independent of the management company. The Mutual Fund industry is moving towards the adoption of a "Best Practice" which is to place independent directors in a majority position on such boards. We are pleased to be in the forefront of this movement.


                                                                 George A. Mairs
                                                                       President


SCHEDULE OF INVESTMENTS                                                                               MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------
 NUMBER OF SHARES                                     COMMON STOCKS                                    MARKET VALUE
-----------------                -----------------------------------------------                      ---------------

                                 BASIC INDUSTRIES  11.3%
      713,300                    BMC Industries, Inc.                                                 $   4,056,894
      384,000                    Bemis Company, Inc.                                                     14,160,000
      510,000                    Ecolab, Inc.                                                            18,710,625
      222,500                    H. B. Fuller                                                             8,886,094
      232,200                    The Valspar Corporation                                                  8,896,162
                                                                                                      -------------
                                                                                                         54,709,775
                                                                                                      -------------
                                 CAPITAL GOODS  8.2%
      564,800                    Donaldson Company, Inc.                                                 12,743,300
      609,850                    Graco Inc.                                                              17,685,650
    1,248,100                    MTS Systems Corporation                                                  9,516,762
                                                                                                      -------------
                                                                                                         39,945,712
                                                                                                      -------------
                                 CONSUMER CYCLICAL  10.6%
      500,000                    Deluxe Corp.                                                            13,250,000
      368,000                    Target Corporation                                                      27,508,000
      345,800                    The Toro Company                                                        10,352,388
                                                                                                      -------------
                                                                                                         51,110,388
                                                                                                      -------------
                                 CONSUMER STAPLE  9.8%
      514,000                    General Mills, Inc.                                                     18,600,375
      880,000                    Hormel Foods                                                            14,465,000
      748,000                    SUPERVALU Inc.                                                          14,165,250
                                                                                                      -------------
                                                                                                         47,230,625
                                                                                                      -------------
                                 FINANCIAL  15.9%
      330,000                    ReliaStar Financial Corporation                                         11,178,750
      436,000                    St. Paul Companies, Inc.                                                14,878,500
      640,000                    TCF Financial Corporation                                               15,240,000
      510,000                    US Bancorp                                                              11,156,250
      600,000                    Wells Fargo & Company                                                   24,562,500
                                                                                                      -------------
                                                                                                         77,016,000
                                                                                                      -------------
                                 HEALTH CARE  17.9%
      282,000                    Baxter International, Inc.                                              17,677,875
      215,000                    Johnson & Johnson                                                       15,063,437
      492,000                    Medtronic, Incorporated                                                 25,307,250
      498,000                    Pfizer Inc.                                                             18,208,125
      415,000                    St. Jude Medical, Inc. *                                                10,712,187
                                                                                                      -------------
                                                                                                         86,968,874
                                                                                                      -------------
                                 TECHNOLOGY  21.0%
      578,000                    ADC Telecommunications Inc. *                                           31,139,750
      570,000                    Ceridian *                                                              10,936,875
      348,050                    Emerson Electric Co.                                                    18,403,144
      318,750                    Honeywell Inc.                                                          16,794,141
      483,400                    National Computer Systems Inc.                                          24,532,550
                                                                                                      -------------
                                                                                                        101,806,460
                                                                                                      -------------
                                 DIVERSIFIED  3.9%
      213,000                    Minnesota Mining & Manufacturing Company                                18,863,813
                                                                                                      -------------

                                 TOTAL COMMON STOCKS  98.6%                                             477,651,647

                                 SHORT TERM INVESTMENTS  1.2%
    5,943,395                    Firstar Institutional Money Market Fund                                  5,943,395
                                                                                                      -------------

                                 TOTAL INVESTMENTS  99.8%                                               483,595,042

                                 OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%                              1,072,093
                                                                                                      -------------

                                 NET ASSETS  100%                                                     $ 484,667,135
                                                                                                      -------------
                                                                                                      -------------


*Non-income producing


STATEMENT OF NET ASSETS                                                                            AT MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at market value (cost $341,455,011)..................................................   $  477,651,647
Cash.............................................................................................        5,943,395
Dividends and interest receivable................................................................          383,391
Receivables for securities sold, not yet delivered...............................................        1,013,092
Prepaid expense..................................................................................          (16,977)
                                                                                                    --------------
                                                                                                       484,974,548
LIABILITIES
Accrued management fee.................................................   $    230,443
Accrued custodian and transfer agent fee...............................         76,970
Payable for securities purchased, not yet received.....................              0                     307,413
                                                                          ------------              --------------

NET ASSETS
Equivalent to $93.51 per share on 5,183,095 shares outstanding...................................   $  484,667,135
                                                                                                    --------------
                                                                                                    --------------

STATEMENT OF CHANGES IN NET ASSETS                                       FOR THE THREE MONTHS ENDED MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------

NET ASSETS, December 31, 1999....................................................................   $  546,836,085
Net investment income, per statement below.............................   $  1,182,405
Distribution to shareholders reversed..................................              6                   1,182,411
                                                                          ------------
Fund shares issued and repurchased:
   Received for 121,717 shares issued..................................     10,714,731
   Paid for 824,519 shares repurchased.................................    (72,061,320)                (61,346,589)
                                                                          ------------
Increase in unrealized net appreciation (depreciation) of investments............................      (21,726,865)
Net gain (or loss) realized from sales of securities.............................................       19,721,900
Distribution from net realized gain reversed.....................................................              193
                                                                                                    --------------
NET ASSETS, March 31, 2000.......................................................................   $  484,667,135
                                                                                                    --------------
                                                                                                    --------------

STATEMENT OF NET INVESTMENT INCOME                                       FOR THE THREE MONTHS ENDED MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends........................................................................................   $    2,068,864
Interest.........................................................................................           74,485
                                                                                                    --------------
                                                                                                         2,143,349

EXPENSES
Management fee (Note A)................................................   $    707,055
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A).................................        127,459
Legal and auditing fees and expenses...................................          7,610
Insurance..............................................................          3,307
Other Fees and Expenses................................................        115,513                     960,944
                                                                          ------------              --------------
NET INVESTMENT INCOME............................................................................   $    1,182,405
                                                                                                    --------------
                                                                                                    --------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Firstar Mutual Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power, Inc. received no compensation for meetings attended during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 2000 aggregated $1,226,013 and $56,137,092 respectively.

                          ----------------------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                          ----------------------------

                                 A NO-LOAD FUND
           W-1420 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
                                  651-222-8478
                      Shareholder Information: 800-304-7404

SUMMARY OF FINANCIAL INFORMATION
-------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.


                                                                                PER SHARE
                                                                ---------------------------------------------
                                                                               DISTRIBUTIONS        DIVIDENDS
                                                                                OF REALIZED         FROM NET
                               SHARES           TOTAL NET       NET ASSET        SECURITIES        INVESTMENT
           DATES             OUTSTANDING          ASSETS          VALUE            GAINS             INCOME
       -------------         -----------      ------------      ---------      -------------       ----------
       Dec. 31, 1980           840,882        $ 14,540,014        $17.29               -             $0.55
       Dec. 31, 1981           861,678          13,148,158         15.26           $0.74              0.60
       Dec. 31, 1982           850,942          16,784,217         19.72            0.58              0.50
       Dec. 31, 1983           881,592          18,972,177         21.52            0.70              0.48
       Dec. 31, 1984           872,069          17,304,204         19.84            0.76              0.46
       Dec. 31, 1985           856,738          21,553,457         25.16            0.86              0.46
       Dec. 31, 1986           893,850          22,235,453         24.88            2.74              0.40
       Dec. 31, 1987           914,139          19,816,097         21.68            2.29              0.48
       Dec. 31, 1988           929,039          20,630,251         22.21            1.21              0.41
       Dec. 31, 1989           866,584          22,630,081         26.11            1.83              0.43
       Dec. 31, 1990           867,432          22,501,587         25.94            0.70              0.42
       Dec. 31, 1991           904,023          31,440,529         34.78            1.58              0.39
       Dec. 31, 1992           956,814          34,363,306         35.91            1.16              0.40
       Dec. 31, 1993         1,006,285          39,081,010         38.84            1.22              0.43
       Dec. 31, 1994         1,064,019          41,889,850         39.37            0.98              0.65
       Dec. 31, 1995         1,245,325          70,536,880         56.64            1.51              0.56
       Dec. 31, 1996         2,161,246         150,161,759         69.48            1.39              0.71
       Dec. 31, 1997         4,760,515         412,590,619         86.67            1.69              1.00
       Dec. 31, 1998         6,262,832         580,460,523         92.68            1.36              0.72
       Dec. 31, 1999         5,885,897         546,836,085         92.91            5.48              0.93
       Mar. 31, 2000         5,183,095         484,667,135         93.51               -                -

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------
    THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED MARCH 31, 2000)
                                ARE AS FOLLOWS:

-------------------------------------------------------------------------------
   1 YEAR: +12.0%              5 YEARS: +20.8%             10 YEARS: +18.5%
-------------------------------------------------------------------------------

           PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY
                     REPRESENTATIVE OF FUTURE PERFORMANCE.
           THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
                WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
          REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
-------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


  George A. Mairs, III           William B. Frels                 Peter G. Robb           Lisa J. Hartzell
 President and Director       Secretary and Director       Vice-President and Director        Treasurer

  Norbert J. Conzemius            Charlton Dietz             Donald E. Garretson          J. Thomas Simonet
        Director                     Director                     Director                     Director